EXHIBIT 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND IS A "RESTRICTED SECURITY" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THIS NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                          (ALL AMOUNTS IN U.S. DOLLARS)

                              E.DIGITAL CORPORATION

                     7.5% CONVERTIBLE SUBORDINATED TERM NOTE

                    Due: November 30, 2009 ("Maturity Date")

Note Date: December 1, 2006                                       US $970,752.00
San Diego, California

         FOR VALUE RECEIVED, e.Digital Corporation, the undersigned Delaware corporation (together with all successors, the "Company"), hereby promises to pay to the order of

         Payee:            DAVRIC CORPORATION
                           ------------------
                           or its successors or assigns
                            (collectively, "Noteholder") at

         Address:          980 American Pacific Drive, #111
                           Henderson, Nevada 89014

or at such other address or addresses as Noteholder may subsequently designate in writing to the Company, the principal sum of Nine Hundred Seventy Thousand Seven Hundred Fifty-Two and 00/100 Dollars ($970,752.00), due and payable in thirty-six (36) monthly installments of principal and interest (in the monthly installment payment amounts listed on Exhibit A - Amortization Table) including simple interest thereon computed at the rate of seven and one-half percent (7.50%) per annum, in lawful monies of the United States of America, subject to earlier prepayment or conversion pursuant to the terms hereof. The monthly installments of principal and interest shall be due within five (5) business days of the last day of each month but if such due date should fall on a national holiday, payment shall be due on the following business day (each a "Due Date").

         1. Payment. Any payment shall be deemed timely made if received by Noteholder within ten (10) calendar days of the due date. Payments received shall be imputed first to late or penalty charges, if any, then due, next to interest payments then due, and next to the principal balance.

         An "Event of Default" occurs if (a) the Company does not make the payment of interest or principal of this Note when the same becomes due and payable and such default shall continue for a period of fifteen (15) calendar days, (b) the Company fails to comply with any of its other agreements in this Note that do not otherwise have separate remedies or provisions and such failure continues for the period and after the notice specified below, (c) pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined), the
Company: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and any order or decree remains unstayed and in effect for a period of sixty (60) days. As used herein, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A default above is not an Event of Default until Noteholder notifies the Company of such default and the Company does not cure it within thirty (30) days after receipt of such notice, which must specify the default, demand that it be remedied and state that it is a "Notice of Default." If an Event of Default occurs and is continuing, the Noteholder hereof by notice to the Company, may declare the principal of and accrued interest on this Note to be due and payable immediately; provided, however, that the Noteholder, by written notice to the Company, may rescind and annul such declaration and its consequences.

         2. Installment Payments in Cash or Shares of Common Stock. Monthly installment payments shall be payable in cash, or starting with the February 2007 installment payment, the Company may elect to make an installment payment either in cash or in shares of its common stock, $.001 par value per share (the "Common Stock"), subject to Section 2.3. Payment in cash shall be payable on the Due Date to the address of the Noteholder.

            2.1. Payment in Shares of Common Stock. As long as the requirements of Section 2.3 are met, the Company may elect by written notice to the Noteholder on or before the Due Date of a monthly installment date to make the payment in shares of Common Stock of the Company. The number of fully paid and nonassessable shares of Common Stock to be issued shall be determined by dividing the monthly installment payment amount for the applicable month specified in Exhibit A by the Monthly Share Price (as defined below) rounded down to the nearest full share (the "Monthly Installment Shares"). As promptly as practicable after the monthly installment Due Date, the Company at its expense will issue and deliver to the Noteholder a certificate for the Monthly Installment Shares.

            2.2. Monthly Share Price. The "Monthly Share Price" for any monthly installment that the Company elects to pay in shares of Common Stock rather than cash shall be computed as the arithmetic average of the closing prices for the last five (5) trading days of the applicable month. This average shall be rounded to the nearest one-tenth of a cent for computation of the number of shares in Section 2.1.

            2.3. Requirements and Limitations. If the Note is in default payments may only be made in cash and not in shares. If the computed Monthly Share Price is less than $0.10 per share (as adjusted comparable with the Conversion Price adjustment set forth in Section 4.6 herein) then such monthly installment payment must be paid in cash and not in shares of Common Stock. The Company may only elect share payment if its shares of Common Stock are regular trading on the over-the-counter market or on an exchange where the Common Stock of the Company is then traded and the shares have not been suspended or halted from trading at any time during the respective installment payment month.

         3. Prepayment. The Company may prepay this Note at any time and from time to time, in whole or in part, minimum prepayment of Fifty Thousand Dollars ($50,000), without the prior written agreement of Noteholder, upon ten (10) day written notice to Noteholder. Any prepayment of this Note shall be applied first to any installment payment then due, then to any other accrued interest and then against principal. Any partial prepayment shall not modify the timing or amount of scheduled monthly installments until the Note is fully paid. The Company shall furnish the Noteholder an amended Exhibit A upon each partial prepayment. Upon payment in full of the principal amount of this Note and interest thereon, the Noteholder shall surrender this Note for cancellation.

         4. Conversion.

            4.1 Voluntary Conversion. The Noteholder has the right, at the Noteholder's option, at any time beginning February 1, 2007, and prior to payment in full of the principal balance of this Note at Maturity or any prepayment date, to convert this Note, in accordance with the provisions of
Section 5.2.1 hereof, in whole or in part, into shares of Common Stock. The number of shares of Common Stock into which this Note may be converted
("Conversion Shares") shall be determined by dividing the aggregate principal amount of the Note by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price shall be equal to thirty cents ($0.30).

         4.2 Conversion Procedure.

            4.2.1 Notice of Conversion Pursuant to Section 4.1. Before the Noteholder shall be entitled to voluntarily convert this Note into shares of Common Stock, it shall give five day advance written notice by mail, postage prepaid or courier, to the Company at its principal corporate office, of the election to convert the same pursuant to this Section 4.2, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Unless waived by the Company in its sole discretion, the minimum conversion amount accepted by the Company for conversion hereunder shall be the lesser of: a Fifty Thousand Dollars ($50,000) principal balance on the Note, or the remaining principal balance on the Note. The Company shall, as soon as practicable after the fifth day from the date of the written notice, issue and deliver at such office to the Noteholder of this Note a certificate or certificates for the number of shares of Common Stock to which the Noteholder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made on the close of business on the fifth day from the date of written notice, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Any partial conversion shall not modify the timing or amount of scheduled monthly installments until the Note is fully paid. The Company shall furnish the Noteholder an amended Exhibit A upon each partial conversion.

            4.2.2 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Noteholder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

         4.3 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Noteholder upon the conversion of this Note, the Company shall pay to the Noteholder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the full conversion of this Note pursuant to Section 5.1 above, the Noteholder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable after the notice period, issue and deliver to such Noteholder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Noteholder shall be entitled upon such conversion (bearing such legends as are required hereby and by applicable state and federal securities laws in the opinion of counsel to the Company)..

         4.4 Limitation on Issuance of Voluntary Conversion Shares: The Noteholder may not convert the Note into shares of Common Stock to the extent such conversion would result in the Noteholder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock. The Noteholder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the Noteholder determines that the limitation contained in this Section applies, the determination of the number of shares convertible shall be in the sole discretion of the Noteholder. The provisions of this Section may be waived by the Noteholder upon not less than 61 days prior notice to the Company.

         4.5 Mandatory Conversion. The Company has the right, at the Company's option, at any time after February 1, 2007 but prior to the payment in full of the principal balance of this Note, to require that Noteholder convert the entire principal balance of this Note and related interest due, into Common Stock of the Company in the event that the closing sales price of the Common Stock of the Company is at least $0.40 per share (as adjusted in accordance with the Conversion Price adjustment set forth in Sections 4.6 herein) for ten (10) consecutive days of regular trading on the over-the-counter market or on an exchange where the Common Stock of the Company is then traded, at the Conversion Price then in effect on the last trading day of such ten (10) day period. Any notice shall be provided within ten (10) days after the end of any such ten (10) day period. The failure of the Company to exercise this Mandatory Conversion right for any such trading period shall not preclude the exercise of this right for any future such trading period. The mandatory conversion shall be effected on the 90th day after notice with all interest and principal payments abated during such 90 day period. The person or persons entitled to receive the shares of Common Stock issuable upon such Mandatory Conversion shall not be treated as the record holder or holders of such shares of Common Stock until the end of such 90 day period. However, the parties may mutually waive such ninety (90) day period and the Company shall then issue such shares in the manner otherwise provided in this Section 4.

         4.6 Conversion Price Adjustments.

            4.6.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

            4.6.2 Adjustment for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

         5. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company's Senior Indebtedness, as hereinafter defined; provided, however, that the maximum aggregate amount of the Company's Senior Indebtedness to which the indebtedness evidenced by this Note shall be subordinated shall not exceed Two Million Dollars ($2,000,000). The Company may, however, in its sole and absolute discretion, incur and/or have outstanding from time to time Senior Indebtedness in excess of the amount stated in the immediately preceding sentence, and the existence of such Senior Indebtedness shall not diminish in any way the subordination of the indebtedness evidenced by this Note.

         As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (a) all indebtedness of the Company to banks, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured and whether or not existing as of the date of this Note or hereafter incurred); and (b) any such indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

         If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an event of default with respect to any Senior Indebtedness, then (a) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal and interest on the Senior Indebtedness then outstanding shall be paid in full; and (b) no claim or proof of claim shall be filed with the Company by or on behalf of the Noteholder that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured and waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

         Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash, securities and other properties otherwise payable or deliverable to the Noteholder, nothing contained in this Section 6 shall impair, as between the Company and the Noteholder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Noteholder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Noteholder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

         Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Noteholder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of this Section 5) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Noteholder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Noteholder would be entitled except for the provisions of this Section 6 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Noteholder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

         By its acceptance of this Note, the Noteholder agrees to execute and deliver such documents as may be requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 5.

         6. Representations and Warranties of Noteholder.

            6.1. Noteholder Bears Economic Risk. Noteholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and can afford a complete loss of its investment. Noteholder must bear the economic risk of this investment indefinitely unless the Note or the Conversion Shares or the Monthly Installment Shares are registered pursuant to the Securities Act or an exemption from registration is available. Noteholder understands that the Company has no intention or obligation of registering the Note, the Conversion Shares, the Monthly Installment Shares or any shares of its Common Stock. Noteholder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Noteholder to transfer all or any portion of the Conversion Shares, the Monthly Installment Shares or the Note under the circumstances, in the amounts or at the times Noteholder might propose.

            6.2. Acquisition for Own Account. Noteholder is acquiring the Note and the Conversion Shares and any Monthly Installment Shares for Noteholder's own account for investment only, and not with a view towards their distribution.

            6.3. Noteholder Can Protect Its Interest. Noteholder represents that it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment and has the ability to bear the economic risks of its investment, and by reason of its, or of its management's, business or financial experience, Noteholder has the capacity to protect its own interests in connection with the transactions contemplated in this Note agreement.

            6.4. Accredited Investor. Noteholder represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

            6.5. Company Information. Noteholder has received and read the Company's SEC filings for the last twelve months. Noteholder has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

            6.6.  Rule 144.  Noteholder  acknowledges  and agrees that the Note, and, if issued, the Conversion Shares or Monthly Installment Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Noteholder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations. Noteholder is aware that there is no assurance there will be a public market for resale of shares or that any resales will be eligible for resale under Rule 144 or otherwise.

            6.7.  Legend.  The  Noteholder   understands  and  agrees  that  all
certificates evidencing the Conversion Shares or Monthly Installment Shares to be issued to the Noteholder may bear the following legend:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         7. Replacement. If this Note becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Note in lieu hereof upon its surrender. Where the Noteholder claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue a new Note of like tenor in place of the original Note if the Noteholder so requests by written notice to the Company together with an affidavit of the Noteholder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request. The Company in addition may require, at its sole discretion, indemnification and/or an indemnity bond in such amount and issued by such surety as the Company deems satisfactory.

         8. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Noteholder.

         9. Notice. Any notice, demand, consent or other communication hereunder shall be in writing addressed to the Company at its principal office or, in the case of Noteholder, at Noteholder's address appearing above, or to such other address as such party shall have theretofore furnished by like notice, and either served personally, sent by express, registered or certified first class mail, postage prepaid, sent by facsimile transmission, or delivered by reputable commercial courier. Such notice shall be deemed given (a) when so personally delivered, or (b) if mailed as aforesaid, five (5) days after the same shall have been posted, or (c) if sent by facsimile transmission, as soon as the sender receives written or telephonic confirmation that the message has been received and such facsimile is followed the same day by mailing by prepaid first class mail, or (d) if delivered by commercial courier, upon receipt.

         10. Waiver. The Company hereby waives present, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Noteholder in exercising any right hereunder shall operate as a waiver of such right or any other right.

         11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between residents of such state entered into and to be performed entirely within such state.

         12. Severability. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         IN WITNESS WHEREOF, the undersigned Company has executed this Note and has affixed hereto its corporate seal.

                                               E.DIGITAL CORPORATION,
                                               a Delaware corporation


                                               By: /s/ ROBERT PUTNAM
                                                        Robert Putnam
                                                   Vice President and Secretary
Acknowledged and Agreed:

DAVRIC CORPORATION


/s/ JERRY E. POLIS
By: Jerry E. Polis, President

                                                                       EXHIBIT A
                                                              AMORTIZATION TABLE

Principal                      970,752.00
Annual Interest Rate                7.50%
Monthly Amortization          Varies


                                                                              Monthly           Method
         Month              Beginning                                       Installment           of              Ending
        End Date             Balance         Interest        Principal        Payment           Payment          Balance
       12/31/2006              970,752.00        6,067.20          (67.20)        6,000.00     Cash Only           970,819.20
       1/31/2007               970,819.20        6,067.62          (67.62)        6,000.00     Cash Only           970,886.82
       2/28/2007               970,886.82        6,068.04        8,931.96        15,000.00  Cash or Shares(1)      961,954.86
       3/31/2007               961,954.86        6,012.22        8,987.78        15,000.00  Cash or Shares(1)      952,967.08
       4/30/2007               952,967.08        5,956.04        9,043.96        15,000.00  Cash or Shares(1)      943,923.12
       5/31/2007               943,923.12        5,899.52        9,100.48        15,000.00  Cash or Shares(1)      934,822.64
       6/30/2007               934,822.64        5,842.64        9,157.36        15,000.00  Cash or Shares(1)      925,665.29
       7/31/2007               925,665.29        5,785.41        9,214.59        15,000.00  Cash or Shares(1)      916,450.69
       8/31/2007               916,450.69        5,727.82        9,272.18        15,000.00  Cash or Shares(1)      907,178.51
       9/30/2007               907,178.51        5,669.87        9,330.13        15,000.00  Cash or Shares(1)      897,848.38
       10/31/2007              897,848.38        5,611.55        9,388.45        15,000.00  Cash or Shares(1)      888,459.93
       11/30/2007              888,459.93        5,552.87        9,447.13        15,000.00  Cash or Shares(1)      879,012.80
       12/31/2007              879,012.80        5,493.83       24,506.17        30,000.00  Cash or Shares(1)      854,506.63
       1/31/2008               854,506.63        5,340.67       24,659.33        30,000.00  Cash or Shares(1)      829,847.30
       2/28/2008               829,847.30        5,186.55       24,813.45        30,000.00  Cash or Shares(1)      805,033.85
       3/31/2008               805,033.85        5,031.46       24,968.54        30,000.00  Cash or Shares(1)      780,065.31
       4/30/2008               780,065.31        4,875.41       25,124.59        30,000.00  Cash or Shares(1)      754,940.72
       5/31/2008               754,940.72        4,718.38       25,281.62        30,000.00  Cash or Shares(1)      729,659.09
       6/30/2008               729,659.09        4,560.37       25,439.63        30,000.00  Cash or Shares(1)      704,219.46
       7/31/2008               704,219.46        4,401.37       25,598.63        30,000.00  Cash or Shares(1)      678,620.84
       8/31/2008               678,620.84        4,241.38       25,758.62        30,000.00  Cash or Shares(1)      652,862.22
       9/30/2008               652,862.22        4,080.39       25,919.61        30,000.00  Cash or Shares(1)      626,942.60
       10/30/2008              626,942.60        3,918.39       26,081.61        30,000.00  Cash or Shares(1)      600,861.00
       11/30/2008              600,861.00        3,755.38       26,244.62        30,000.00  Cash or Shares(1)      574,616.38
       12/31/2008              574,616.38        3,591.35       46,408.65        50,000.00  Cash or Shares(1)      528,207.73
       1/31/2009               528,207.73        3,301.30       46,698.70        50,000.00  Cash or Shares(1)      481,509.03
       2/28/2009               481,509.03        3,009.43       46,990.57        50,000.00  Cash or Shares(1)      434,518.46
       3/31/2009               434,518.46        2,715.74       47,284.26        50,000.00  Cash or Shares(1)      387,234.20
       4/30/2009               387,234.20        2,420.21       47,579.79        50,000.00  Cash or Shares(1)      339,654.41
       5/31/2009               339,654.41        2,122.84       47,877.16        50,000.00  Cash or Shares(1)      291,777.25
       6/30/2009               291,777.25        1,823.61       48,176.39        50,000.00  Cash or Shares(1)      243,600.86
       7/31/2009               243,600.86        1,522.51       48,477.49        50,000.00  Cash or Shares(1)      195,123.37
       8/31/2009               195,123.37        1,219.52       48,780.48        50,000.00  Cash or Shares(1)      146,342.89
       9/30/2009               146,342.89          914.64       49,085.36        50,000.00  Cash or Shares(1)       97,257.53
       10/31/2009               97,257.53          607.86       49,392.14        50,000.00  Cash or Shares(1)       47,865.39
       11/30/2009               47,865.39          299.16       47,865.39        48,164.55  Cash or Shares(1)               -


Total Payments                                 149,412.55      970,752.00     1,120,164.55
                                          =================================================

(1) subject to terms of the Note agreement.

                              NOTICE OF CONVERSION

                              e.DIGITAL CORPORATION
                     7.5% CONVERTIBLE SUBORDINATED TERM NOTE

                   (To Be Signed Only Upon Conversion of Note)



eDIGITAL CORPORATION

The undersigned, the Noteholder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of e.DIGITAL CORPORATION, to the extent of $ _________ unpaid principal amount of such Note and related interest, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is _________________________________________________
________________________________________________________________,


Dated:
      ----------------------


                                             -----------------------------------
                                             (Signature  must  conform in all
                                              respects to name of Holder as
                                              specified on the face of the Note)


                                             -----------------------------------
                                             (Address)


                                      -9-